Subsequent Events	6 Months Ended	12 Months Ended
	Nov. 30, 2019	May 31, 2019
Subsequent Events [Abstract]
Subsequent Events

NOTE 10 — SUBSEQUENT EVENTS

In accordance with ASC 855-10, Company management reviewed all material events through the date of this report and determined that there are no material subsequent events to report.

NOTE 12 — SUBSEQUENT EVENTS

On July 29, 2019, Simplicity Esports and Gaming Company entered into a definitive agreement to acquire PLAYlive Nation, Inc. (“PLAYlive”) for total consideration of 750,000 shares of common stock. The PLAYlive acquisition closed on July 30, 2019. This transaction will be accounted for by the Company using the acquisition method under business combination accounting.

Founded in 2009 PLAYlive has a network of 44 franchised Gaming Centers across 11 states, serving over 150,000 unique gamers annually. The PLAYlive Centers offer customers a specialized entertainment gaming experience within a social setting. Customers are provided the opportunity to play and compete across an array of gaming titles on both consoles and high performance gaming PCs. Additionally, PLAYlive Gaming Centers serve as community gathering spaces for enthusiasts to play both board and card games such as Magic: The Gathering, Yu-Gi-Oh, and Pokémon.

In June of 2019, the Company entered into a 5 year operating lease for its corporate office, rent is approximately $700 per month. In August of 2019, the Company opened its second gaming center and in connection with this gaming center entered into a 5 year operating lease in Deland, Florida. Rent is approximately $2,500 per month for the first year and contains customary escalation clauses.

In August of 2019, the $93,761 Loan Payable - related party was forgiven by the related party. This will be recorded as debt forgiveness by the Company.